Exhibit 3.1


                     [FORM OF STOCK CERTIFICATE-FRONT SIDE]



                         INCORPORATED UNDER THE LAWS OF

                                  THE STATE OF

                                    TENNESSEE

NUMBER                                                                    SHARES
2384



                            BG FINANCIAL GROUP, INC.

                             GREENEVILLE, TENNESSEE

                                  COMMON STOCK



This Certifies that                 VOIDED                       is the owner of
                    --------------------------------------------
        VOIDED             Shares of the Capital Stock of
--------------------------

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal so be hereunto affixed this _______________ day of __________________ AD. 20____

_____________________                              ___________________________
     President                                             Secretary

                      [FORM OF STOCK CERTFICATE-BACK SIDE]



                            BG FINANCIAL GROUP, INC.

                                   CERTIFICATE

                                       FOR

                                     SHARES

                                       OF

                                  CAPITAL STOCK

                                    ISSUED TO

                         _______________________________

                                      DATED

                         _______________________________





     For Value Received, __________________, hereby sell, assign, and transfer unto _____________________________________________________________________Shares
of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.



Dated ______________________________________

In presence of

____________________________________________